                                                                               .
                                                                               .
                                                                               .
    DIAMOND OFFSHRE DRILLING, INC. RIG STATUS REPORT AS OF FEBRUARY 28, 2005


                                                                                                    EST.
                                                                         CURRENT  DAYRATE  START    END          FUTURE CONTRACT
RIG NAME        WD         DESIGN    LOCATION  STATUS*    OPERATOR        TERM     (000S)   DATE    DATE      AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Domestic Deepwater Semisubmersibles (6)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             One well with Noble in
                                                                                                             high 110's beginning
                                                                                                             late Mar. and ending
                                                                                                             mid April; followed by
                                                                                                             120 day term plus
                                                                                                             option with Noble in
                                                                                                             mid 120's beginning mid
                                                                                             early   late    April and ending mid
                                                                                      low    Feb.    Mar.    Aug. 2005. Available;
Ocean Quest      3,500'  Victory Class   GOM  Contracted    Noble        one well    100's   2005    2005    actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             90 day term extension
                                                                                                             plus option with Kerr-
                                                                                                             McGee in low 140's
                                                                                                             beginning mid July 2005
                                                                                             early   mid     and ending early Oct.
                                                                         220 day      mid    Dec.    July    2005. Available;
Ocean Star       5,500'  Victory Class   GOM  Contracted  Kerr-McGee     extension   70's    2004    2005    actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             One well extension plus
                                                                                                             option with Mariner in
                                                                                                             mid 110's beginning mid
                                                                                                             Mar. 2005 and ending
                                                                                                             late April 2005;
                                                                                                             followed by two wells
                                                                                                             plus option with
                                                                                                             Mariner in low 130's
                                                                                                             beginning late April
                                                                                                             and ending late July
                                                                                                             2005; followed by three
                                                                                                             well extension with
                                                                                                             Mariner/Pioneer in low
                                                                                                             150's beginning late
                                                                                             late    mid     July and ending early
                                                                         one well     mid    Oct.    Mar.    Oct. 2005. Available;
Ocean America    5,500'  Ocean Odyssey   GOM  Contracted   Mariner       extension   80's    2004    2005    actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             One well with Kerr-
                                                                                                             McGee in high 90's
                                                                                                             beginning early April
                                                                                                             2005 and ending mid
                                                                                                             June 2005, followed by
                                                                                                             one well plus options
                                                                                                             with Kerr-McGee in low
                                                                                                             130's beginning mid
                                                                                                             June and ending mid
                                                                                                             Aug. 2005; followed by
                                                                                                             180 day term extension
                                                                                                             with Kerr-McGee in low
                                                                                                             150's beginning mid
                                                                                                             Aug. 2005 and ending
                                                                                             late    early   mid Feb. 2006.
                                                                                      mid    Jan.    April   Available; actively
Ocean Valiant    5,500'  Ocean Odyssey   GOM  Contracted  Kerr-McGee     one well    80's    2005    2005    marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             mid     late
                                                                      100 day term    low    Feb.    May     Available; actively
Ocean Victory    5,500'  Victory Class   GOM  Contracted    Shell      plus option   130's   2005    2005    marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             early   early
Ocean                    DP Aker H-3.2                                 five-year      mid    Jan.    Jan.    Available; actively
Confidence       7,500'  Modified        GOM  Contracted      BP         term        170's   2001    2006    marketing.
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             One well with Walter in
                                                                                                             low 80's beginning mid
                                                                                                             Mar. 2005 and ending
                                                                                             mid     mid     mid April 2005.
                                                          Walter Oil                 low     Feb.    Mar.    Available; actively
Ocean Voyager    2,000'  Victory Class   GOM  Contracted    & Gas      one well      70's    2005    2005    marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             One well for Kerr-McGee
                                                                                                             in upper 50's beginning
                                                                                                             late Mar. and ending
                                                                                                             late April 2005;
                                                                                                             followed by one well
                                                                                                             with Kerr-McGee in mid
                                                                                                             70's beginning late
                                                                                                             April and ending late
                                                                                                             June 2005; followed by
                                                                                                             two well extension plus
                                                                                                             option with Kerr-McGee
                                                                                                             in mid 90's beginning
                                                                                                             late June and ending
                                                                                             early   late    mid Sept. 2005.
                                                                                     mid     Feb.    Mar.    Available; actively
Ocean Concord    2,200'  F&G SS-2000     GOM  Contracted     ENI       one well      50's    2005    2005    marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Rig will go in for
                                                                                                             approximately 90-day
                                                                                                             Survey and maintenance
                                                                                                             between second and
                                                                                                             third well, beginning
                                                                                                             early April and ending
                                                                                                             early July.  Following
                                                                                                             survey, two additional
                                                                                                             wells with Walter in
                                                                                                             low 60's beginning
                                                                                                             early July and ending
                                                                                                             early Sept.; followed
                                                                                                             by one well plus option
                                                                                                             with Walter in low 80's
                                                                                                             beginning early Sept.
                                                                                             late    early   and ending early Oct.
                                                          Walter Oil    three        low     Jan.    April   2005.  Available;
Ocean Lexington  2,200'  F&G SS-2000     GOM  Contracted    & Gas        wells       50's    2005    2005    actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Two wells plus
                                                                                                             option with LLOG in low
                                                                                                             110's beginning mid
                                                                                             mid     mid     June and ending mid
                                                                        three        mid     Dec.    June    Nov. 2005.  Available;
Ocean Saratoga   2,200'  F&G SS-2000     GOM  Contracted     LLOG        wells       60's    2004    2005    actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF FEBRUARY 28, 2005

                                                                                                    EST.
                                                                         CURRENT   DAYRATE  START   END          FUTURE CONTRACT
RIG NAME        WD       DESIGN       LOCATION STATUS*     OPERATOR        TERM     (000S)   DATE   DATE      AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            late    mid
                         Mat                                Walter Oil   two well    mid    Jan.    April     Available; actively
Ocean Crusader   200'    Cantilever      GOM   Contracted     & Gas      extension   30's   2005    2005      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Two wells plus option
                                                                                                              with ADTI/CMI/Palace
                                                                                                              in low 40's beginning
                                                                                                              mid Mar. and ending
                                                                                            late    mid       early April 2005.
                         Mat                                 ADTI/                   high   Jan.    Mar.      Available; actively
Ocean Drake      200'    Cantilever      GOM   Contracted   Kerr-McGee   two wells   30's   2005    2005      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            late    late
                                                                                     low    Jan.    May       Available; actively
Ocean Champion   250'    Mat Slot        GOM   Contracted     Hunt       two wells   40's   2005    2005      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            early   mid
                         Independent                                                 mid    Jan.    May       Available; actively
Ocean Columbia   250'    Leg Cantilever  GOM   Contracted   Kerr-McGee  Five wells   40's   2005    2005      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            late    mid
                         Independent                                    three wells  high   Feb.    June      Available; actively
Ocean Spartan    300'    Leg Cantilever  GOM   Contracted    LLOG       plus option  40's   2005    2005      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              One well with Forest
                                                                                                              in mid 40's beginning
                                                                                                              mid Mar. and ending
                                                                                                              late April 2005.
                                                                                                              Maintenance/repairs
                                                                                                              late April through
                                                                                            mid     mid       late June 2005.
                         Independent                                                 mid    Dec.    Mar.      Available; actively
Ocean Spur       300'    Leg Cantilever  GOM   Contracted  Spinnaker     one well    40's   2004    2005      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              One well with El Paso
                                                                                                              in mid 50's beginning
                                                                                                              early Mar. and ending
                                                                                            late    early     early April 2005.
                         Independent                                                 low    Jan.    Mar.      Available; actively
Ocean King       300'    Leg Cantilever  GOM   Contracted   El Paso      one well    50's   2005    2005      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              One well with Mariner
                                                                                                              in low 50's beginning
                                                                                                              late Mar. and ending
                                                                                                              mid April 2005;
                                                                                                              followed by two wells
                                                                                                              plus option with
                                                                                                              Houston Exploration in
                                                                                                              low 50's beginning mid
                                                                                            mid     late      April and ending late
                         Independent                         ADTI/                   high   Feb.    Mar.      July 2005. Available;
Ocean Nugget     300'    Leg Cantilever  GOM   Contracted   Mission      one well    40's   2005    2005      actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            late    late
                         Independent                                     two wells   mid    Feb.    May       Available; actively
Ocean Summit     300'    Leg Cantilever  GOM   Contracted    LLOG       plus option  40's   2005    2005      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              One well with Newfield
                                                                                                              in low 50's beginning
                                                                                                              late Mar. and ending
                                                                                            early   late      mid May 2005.
                         Independent                                                 high   Feb.    Mar.      Available; actively
Ocean Warwick    300'    Leg Cantilever  GOM   Contracted  Newfield      one well    40's   2005    2005      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            late    mid
                         Independent                                     one well    mid    Jan.    May       Available; actively
Ocean Titan      350'    Leg Cantilever  GOM   Contracted    BHP        plus option  50's   2005    2005      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            early   mid
                         Independent                       Chevron/      one well    mid    Jan.    June      Available; actively
Ocean Tower      350'    Leg Cantilever  GOM   Contracted   Texaco      plus option  50's   2005    2005      marketing.
------------------------------------------------------------------------------------------------------------------------------------

    DIAMOND OFFSHRE DRILLING, INC. RIG STATUS REPORT AS OF FEBRUARY 28, 2005


                                                                                                EST.
                                                                      CURRENT   DAYRATE  START  END            FUTURE CONTRACT
RIG NAME        WD    DESIGN       LOCATION  STATUS*     OPERATOR      TERM     (000S)   DATE   DATE        AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         late   mid
Ocean                 Bethlehem                                      four year    mid    July   Dec.
Ambassador    1,100'  SS-2000         GOM    Contracted    PEMEX     term work    50's   2003   2007      Available.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         late   early
Ocean                                                                four year    low    July   Oct.
Whittington   1,500'  Aker H-3        GOM    Contracted    PEMEX     term work    60's   2003   2006      Available.
------------------------------------------------------------------------------------------------------------------------------------
                      F&G 9500                                                           mid    late
                      Enhanced                                       four year    high   Aug.   July
Ocean Worker  3,500'  Pacesetter      GOM    Contracted    PEMEX     term work    60's   2003   2007      Available.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         late   mid
Ocean                                                                four year    mid    Oct.   July
Yorktown      2,850'  F&G SS-2000     GOM    Contracted    PEMEX     term work    40's   2003   2007      Available.
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         early  early
                                     North                                        low    Jan.   Jan.      Available; actively
Ocean Nomad   1,200'  Aker H-3        Sea    Contracted   Talisman   one year     80's   2005   2006      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          One year program with
                                                                                                          Shell in U.K. North Sea in
                      Earl &                                                                              low 80's beginning late
                      Wright                                                             late   late      Mar. 2005 and ending late
Ocean                 Sedco          North                                        high   Mar.   Mar.      Mar. 2006. Available;
Guardian      1,500'  711 Series      Sea    Contracted    Shell     one year     40's   2004   2005      actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         early  late
Ocean                                North                            one year    low    Jan.   Dec.      Available; actively
Princess      1,500'  Aker H-3        Sea    Contracted   Talisman   extension    80's   2005   2005      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Return to yard for
                                                                                                          additional storm damage
                                                                                                          repairs. Est. completion
                                                                                                          late Mar. 2005.  One year
                                                                                                          plus option program in
                                                                                                          Norway with Statoil in low
                                                                                                          140's beginning in late
                                                                                         late   early     Mar. 2005 and ending in
Ocean                                North                                        low    Feb.   Mar.      late Mar. 2006. Available;
Vanguard      1,500'  Bingo 3000      Sea    Contracted     ENI       P&A well    140's  2005   2005      actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           One well plus option with
                                                                                                           Hardman in low 80's
                                                                                                           beginning in mid Mar. and
                                                                                                           ending early April;
                                                                                                           followed by LOI for one
                                                                                                           well plus option in mid
                                                                                                           80's beginning early
                                                                                                           April and ending mid May;
                                                                                                           followed by LOI for one
                                                                                                           well plus option in mid
                                                                                                           80's beginning mid May
                                                                                                           and ending early July;
                                                                                                           followed by LOI for one
                                                                                                           well in mid 80's
                                                                                                           beginning early July and
                                                                                                           ending early Aug.;
                                                                                                           followed by two wells
                                                                                                           plus option in low 90's
                                                                                                           beginning early Aug. and
                                                                                                           ending early Oct.;
                                                                                                           followed by LOI for one
                                                                                                           well plus option in mid
                                                                                                           90's beginning early Oct.
                                                                                                           and ending early Nov.;
                                                                                                           followed by LOI for four
                                                                                                           wells plus option in high
                                                                                                           90's beginning early Nov.
                                                                                         early  mid        2005 and ending early May
Ocean                 Victory                                                     mid    Feb.   Mar.       2006. Available; actively
Bounty        1,500'  Class        Australia Contracted   Coogee Res. two wells   70's   2005   2005       marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Two wells with Woodside
                                                                                                           in high 70's beginning
                                                                                                           early Mar. and ending
                                                                                                           early April; followed by
                                                                                                           two wells plus option
                                                                                                           with Santos in high 70's
                                                                                                           beginning early April and
                                                                                                           ending mid June; followed
                                                                                                           by LOI for one well plus
                                                                                         late   early      three options in high
Ocean                                                       Bass                  high   Jan.   Mar.       70's beginning mid June
Patriot       1,500'  Bingo 3000   Australia Contracted    Straits    two wells   70's   2005   2005       and ending late July 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Singapore shipyard
                                                                                                           preping for Murphy
                                                                                                           contract until late Mar.
                                                                                                           Four wells plus option
                                                                                                           with Murphy in low 70's
                                                                                                           in Malaysia beginning
                                                                                                           late Mar. and ending mid
Ocean                                                                                                      Dec. 2005.  Available;
Epoch         1,640'  Korkut         Mobe      DODI          --         --        --      --     --        actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           One well plus one option
                                                                                                           plus demobe with KNOC in
                                                                                                           Viet Nam in mid 50's
                                                                                                           beginning mid April and
                                                                                                           ending early June 2005;
                                                                                                           followed by LOI for two
                                                                                                           wells plus option in mid
                                                                                                           70's in Malaysia
                                                                                                           beginning early June and
                                                                                          mid    mid       ending early Sept. 2005.
Ocean                                                                             high    Dec.   April     Available; actively
General       1,640'  Korkut        Korea    Contracted     KNOC      two wells   60's    2004   2005      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Lump sum mobe to GOM
                                                                                                           beginning mid May and
                                                                                                           ending mid Oct.,
                                                                                                           including prep; followed
                                                                                                           by LOI with Amerada Hess
                                                                                                           for one-year term plus
                                                                                                           mobe in low 200's in GOM
                                                                                                           beginning mid Oct. 2005
                                                                                          late   mid       and ending mid Oct. 2006.
Ocean                 Victory                                          180 day    mid     Dec.   May       Available; actively
Baroness      7,000'  Class       Indonesia  Contracted    Unocal     extension   130's   2004   2005      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           LOI with Murphy for
                                                                                                           950 day extension at
                                                                                                           average dayrate in
                                                                                                           mid 170's beginning
                                                                                                           late June 2005 and
                                                                                          late   late      ending early Feb.
Ocean                 Victory                                         six option  low     Jan.   June      2008. Available;
Rover         7,000'  Class        Malaysia  Contracted    Murphy       wells     120's   2005   2005      actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF FEBRUARY 28, 2005

                                                                                                             EST.    FUTURE CONTRACT
                                                                             CURRENT      DAYRATE    START   END      AND OTHER
RIG NAME        WD       DESIGN       LOCATION    STATUS*     OPERATOR        TERM        (000S)     DATE    DATE    INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
                         DP DYVI                                                                     early   mid
                         Super                                               700 day                 Nov.    Oct.
Ocean Yatzy      3,300'  Yatzy         Brazil     Contracted    Petrobras    extension    mid 70's   2003    2005    Available.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     early   mid
                                                                             700 day                 April   Mar.
Ocean Winner     3,500'  Aker H-3      Brazil     Contracted    Petrobras    extension    mid 50's   2004    2006    Available.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     early   early
                         Alliance                                            one year                Sept.   Sept.
Ocean Alliance   5,000'  Class         Brazil     Contracted    Petrobras    extension    high 90's  2004    2005    Available.
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     early   early   Available;
                         DP Fluor/                                           700 day                 Jan.    Mar.    actively
Ocean Clipper    7,500'  Mitsubishi    Brazil     Contracted    Petrobras    extension    low 100's  2003    2006    marketing.
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
                         Independent                                                                 mid     mid     Available;
                         Leg                                                 three wells             Nov.    April   actively
Ocean Sovereign  250'    Cantilever   Bangladesh  Contracted   Cairn Energy  plus option  low 60's   2004    2005    marketing.
------------------------------------------------------------------------------------------------------------------------------------
                         Independent                                                                 early   late    Available;
                         Leg                                                 six wells               Nov.    April   actively
Ocean Heritage   300'    Cantilever    India      Contracted   Cairn Energy  plus options low 60's   2004    2005    marketing.
------------------------------------------------------------------------------------------------------------------------------------

UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Preparing for
                                                                                                                     mobe to
                                                                                                                     Singapore
                                                                                                                     shipyard for
                                                                                                                     upgrade to
                                                                                                                     8,000 ft.
                                                                                                                     design 5th
                                                                                                                     Generation rig.
                                                                                                                     Estimated
                                                                                                                     completion
                                                                                                                     early 2007.
                                                                                                                     Available;
                         Victory                    Cold                                                             actively
Ocean Endeavor   2,000'  Class         GOM         Stacked         DODI       --           --        --      --      marketing.
------------------------------------------------------------------------------------------------------------------------------------

COLD STACKED (2)
------------------------------------------------------------------------------------------------------------------------------------
                                                    Cold                                                             Cold stacked
Ocean Liberator  600'    Aker H-3     S. Africa    Stacked         DODI       --           --        --      --      Nov. '02.
------------------------------------------------------------------------------------------------------------------------------------
                                                    Cold                                                             Cold stacked
Ocean New Era    1,500'  Korkut         GOM        Stacked         DODI       --           --        --      --      Dec. '02.
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, weather conditions and other factors.

GOM = Gulf of Mexico